                                                                    EXHIBIT 99.8
                              [TIMES MIRROR LOGO]

                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
            FOR THE SPECIAL MEETING OF SHAREHOLDERS, JUNE 12, 2000

     The undersigned, revoking all prior proxies, hereby appoints Efrem Zimbalist III, Roger H. Molvar and William A. Niese, or each or any of them, as proxies for the undersigned, with full power of substitution, to vote all shares of Series A Common Stock and Series C Common Stock which the undersigned is entitled to vote at the Special Meeting of Shareholders of The Times Mirror Company to be held at 9:30 a.m. Los Angeles time, on June 12, 2000 in the Harry Chandler Auditorium, Times Mirror Square, Los Angeles, California 90053, or at any adjournment or postponement thereof, upon such business as may properly come before the meeting or at any postponement or adjournment thereof including without limiting such general authorization, the proposals described on the reverse side of this WHITE card and in the accompanying proxy statement.

      Unless otherwise specified on the reverse side, this proxy will be voted FOR the approval of the Agreement and Plan of Merger, dated as of March 13, 2000, between Tribune Company and The Times Mirror Company.


                      SERIES A and SERIES C COMMON STOCK

              (continued, and to be signed on the reverse side)

                             FOLD AND DETACH HERE

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                            THE TIMES MIRROR COMPANY
                 PLEASE MARK VOTE IN OVAL USING DARK INK ONLY.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL 1.

1. Adoption of the Agreement and Plan of Merger, dated as of March 13, 2000, between Tribune Company and The Times Mirror Company.

     FOR    AGAINST    ABSTAIN
     ( )      ( )       ( )

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments, postponements, continuations or reschedulings thereof. However, no proxy that is voted against Proposal 1 will be voted in favor of adjournment, postponement, continuation or rescheduling of the meeting for the purpose of allowing additional time to solicit additional votes or proxies in favor of adoption of the Agreement and Plan of Merger.

Check here if you plan to attend the meeting. ( )

                              The undersigned agrees that said proxies may vote in accordance with their discretion with respect to any other matters which may properly come before the meeting. The undersigned instructs such proxies to vote as directed on this proxy.

                              This proxy should be dated, signed by the shareholder exactly as printed at the left and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate.

                              Dated:  __________________________, 2000


                              ______________________________________
                              (Signature)

                              ______________________________________
                              (Signature if held jointly)


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                              FOLD AND DETACH HERE

CONTROL NUMBER                [TIMES MIRROR LOGO]
[BOX]
                               VOTE BY TELEPHONE
      Call [STAR] [STAR] Toll Free [STAR] [STAR] On a Touch Tone Telephone
                            (877) 289-2364 - ANYTIME
                        There is NO CHARGE for this call

Your telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card, and gives them discretion to vote on such other matters as may properly come before the meeting. You will be asked to enter a Control Number which is located on the box on the left side of this form. If you enter your Control Number, but do not make a choice of any item, your shares will be voted FOR ITEM 1.

Have this proxy card in hand when you vote. To vote as the Board of Directors recommends on Item 1, press 1. When asked, please confirm your vote by pressing 1 again. If you do not plan on voting as the Board recommends, please press 0 and follow the recorded instructions.

IF YOU VOTE BY TELEPHONE, DO NOT MAIL BACK THIS WHITE PROXY CARD UNLESS YOU PLAN TO ATTEND THE SPECIAL MEETING. PLEASE CHECK THE APPROPRIATE BOX ON THE REVERSE SIDE OF THIS WHITE PROXY CARD AND RETURN THIS WHITE PROXY CARD TO HARRIS TRUST COMPANY OF CALIFORNIA USING THE ENCLOSED WHITE ENVELOPE TO RSVP YOUR ATTENDANCE AT THE SPECIAL MEETING TO BE HELD ON JUNE 12, 2000 AT 9:30 A.M., LOS ANGELES TIME, IN THE HARRY CHANDLER AUDITORIUM, TIMES MIRROR SQUARE, LOS ANGELES, CALIFORNIA 90053. PROXIES SUBMITTED BY TELEPHONE MUST BE RECEIVED BY 9:30 A.M., LOS ANGELES TIME, ON SATURDAY, JUNE 10, 2000.

THANK YOU FOR VOTING!

                              [TIMES MIRROR LOGO]

                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
            FOR THE SPECIAL MEETING OF SHAREHOLDERS, JUNE 12, 2000

TO: Participants in the Times Mirror Savings Plus Plan and The Times Mirror Employee Stock Ownership Plan

     The Times Mirror Savings Plus Plan (the "SPP") and The Times Mirror Employee Stock Ownership Plan (the "ESOP") provide that the Trustee shall vote all the shares of Times Mirror Common Stock held in the SPP (including PAYSOP) and all shares allocated to participants' accounts under the ESOP at any meeting of shareholders of the Company in accordance with written instructions from the participants. Please mark your voting instructions for the June 12, 2000 Special Meeting of Shareholders or any adjournment or postponement thereof in the spaces provided on the reverse side of this WHITE card, sign and date the form and return it to the Company's transfer agent in the enclosed WHITE postage prepaid envelope. Please return this card promptly.

                                                         THE TRUSTEE

  You may receive other instruction cards for shares registered in a different manner. If so, please sign and return all such instruction cards in the enclosed WHITE envelope.

                      SERIES A and SERIES C COMMON STOCK

TO: Trustee for the Times Mirror Savings Plan and The Times Mirror Employee Stock Ownership Plan

  Please vote all shares of Times Mirror Series A and Series C Common Stock held in my account under the Times Mirror Savings Plan (including PAYSOP) and all such shares allocated to my account under The Times Mirror Employee Stock Ownership Plan as follows:

               (continued, and to be signed on the reverse side)


                              FOLD AND DETACH HERE

                            THE TIMES MIRROR COMPANY
                 PLEASE MARK VOTE IN OVAL USING DARK INK ONLY.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL 1.

1. Adoption of the Agreement and Plan of Merger, dated as of March 13, 2000, between Tribune Company and The Times Mirror Company.

     FOR    AGAINST    ABSTAIN
     ( )      ( )        ( )

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments, postponements, continuations or reschedulings thereof. However, no proxy that is voted against Proposal 1 will be voted in favor of adjournment, postponement, continuation or rescheduling of the meeting for the purpose of allowing additional time to solicit additional votes or proxies in favor of adoption of the Agreement and Plan of Merger.

Check here if you plan to attend the meeting. ( )

                              NOTE: Your voting instructions are solicited for shares in your Savings Plus Plan account (including PAYSOP) and shares allocated to your account under the ESOP. All such shares will be voted as you direct, but if you fail to return your instructions, your shares held in the ESOP and in the PAYSOP portion of the Savings Plus Plan will be voted by the Trustee. Your shares in the Savings Plus Plan, exclusive of the PAYSOP account, will remain unvoted and will be recorded as abstentions if you fail to return your instructions.

                              Dated:  __________________________, 2000

                              ______________________________________
                              (Signature - please sign exactly as imprinted at left)

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                              FOLD AND DETACH HERE

CONTROL NUMBER                                           [TIMES MIRROR LOGO]
[BOX]
                               VOTE BY TELEPHONE
      Call [STAR] [STAR] Toll Free [STAR] [STAR] On a Touch Tone Telephone
                           (888) 221-0694 - ANYTIME
                        There is NO CHARGE for this call

Your telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card, and gives them discretion to vote on such other matters as may properly come before the meeting. You will be asked to enter a Control Number which is located on the box on the left side of this form. If you enter your Control Number, but do not make a choice of any item, your shares will be voted FOR ITEM 1.

Have this proxy card in hand when you vote. To vote as the Board of Directors recommends on Item 1, press 1. When asked, please confirm your vote by pressing 1 again. If you do not plan on voting as the Board recommends, please press 0 and follow the recorded instructions.

IF YOU VOTE BY TELEPHONE, DO NOT MAIL BACK THIS WHITE PROXY CARD UNLESS YOU PLAN TO ATTEND THE SPECIAL MEETING. PLEASE CHECK THE APPROPRIATE BOX ON THE REVERSE SIDE OF THIS WHITE PROXY CARD AND RETURN THIS WHITE PROXY CARD TO HARRIS TRUST COMPANY OF CALIFORNIA USING THE ENCLOSED WHITE ENVELOPE TO RSVP YOUR ATTENDANCE AT THE SPECIAL MEETING TO BE HELD ON JUNE 12, 2000 AT 9:30 A.M., LOS ANGELES TIME, IN THE HARRY CHANDLER AUDITORIUM, TIMES MIRROR SQUARE, LOS ANGELES, CALIFORNIA 90053. PROXIES SUBMITTED BY TELEPHONE MUST BE RECEIVED BY 9:30 A.M., LOS ANGELES TIME, ON SATURDAY, JUNE 10, 2000.

THANK YOU FOR VOTING!